UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 10, 2011

WILLIS GROUP HOLDINGS PUBLIC
LIMITED COMPANY
(Exact name of registrant as specified in its charter)

Ireland
(Jurisdiction of incorporation or organization)

001-16503	98-0352587
(Commission file number)	(I.R.S. Employer Identification No.)

c/o Willis Group Limited
51 Lime Street, London EC3M 7DQ, England
(Address of principal executive offices)

(011) 44-20-3124-6000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 —	Other Events

This Form 8-K is being filed by Willis Group Holdings Public Limited Company (the ‘Company’) to retrospectively revise Item 7 of the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (the ‘2010 10-K’) filed with the SEC on February 28, 2011 and Item 8 of the 2010 10-K, subsequently updated on Form 8-K filed with the SEC on March 14, 2011, to reflect a change in the Company’s internal reporting structure that occurred in January 2011.

Effective January 1, 2011, the Company changed its internal reporting structure; Global Markets International, previously reported within the International segment, is now reported in the Global segment. In addition, Mexico Retail, which was previously reported within the International segment, is now reported in the North America segment.

We have retrospectively revised the following items to reflect the changes described above: our segmental discussion and analysis in Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations (see Exhibit 99.1), included in the 2010 10-K; and our segmental disclosures in Item 8, Note 26 — Segment Information of the Notes to the Consolidated Financial Statements (see Exhibit 99.2), included in both the 2010 10-K and the subsequently updated filing in this Current Report on Form 8-K filed on March 14, 2011.

Except for the Items identified above, no other Items of the 2010 10-K are being retrospectively revised by this filing. Information in the 2010 10-K is generally stated as of December 31, 2010 and this filing does not reflect any subsequent information or events other than the change in reportable segments described above. Without limiting the foregoing, this filing does not purport to update Management’s Discussion and Analysis of Financial Condition and Results of Operations contained in the 2010 10-K for any information, uncertainties, transactions, risks, events or trends occurring, or known to management. More current information is contained in our Current Report of Form 8-K filed on March 14, 2011, our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2011 and June 30, 2011 and other filings with the SEC. This Current Report on Form 8-K should be read in conjunction with the 2010 10-K, our Current Report on Form 8-K filed on March 14, 2011 and our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2011 and June 30, 2011 and other filings.

Item 9.01 —	Financial Statements and Exhibits

23.1	Consent of Deloitte LLP.
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations (revised only to reflect segment reporting change and replaces and supersedes Part II, Item 7 of the 2010 Form 10-K filed with the SEC on February 28, 2011).
99.2	Financial Statements and Supplementary Data for the three years ended December 31, 2010 (revised only to reflect segment reporting change and replaces and supersedes the Financial Statements and Supplementary Data for the three years ended December 31, 2010 on Form 8-K filed with the SEC on March 14, 2011).
101.INS**	XBRL Instance Document
101.SCH**	XBRL Taxonomy Extension Schema Document
101.CAL**	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF**	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB**	XBRL Taxonomy Extension Label Linkbase Document
101.PRE**	XBRL Taxonomy Extension Presentation Linkbase Document

**	Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 10, 2011	Willis Group Holdings Public Limited Company

By: /s/ Michael K. Neborak Michael K. Neborak Group Chief Financial Officer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

23.1	Consent of Deloitte LLP.
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations (revised only to reflect segment reporting change and replaces and supersedes Part II, Item 7 of the 2010 Form 10-K filed with the SEC on February 28, 2011).
99.2	Financial Statements and Supplementary Data for the three years ended December 31, 2010 (revised only to reflect segment reporting change and replaces and supersedes the Financial Statements and Supplementary Data for the three years ended December 31, 2010 on Form 8-K filed with the SEC on March 14, 2011).
101.INS**	XBRL Instance Document
101.SCH**	XBRL Taxonomy Extension Schema Document
101.CAL**	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF**	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB**	XBRL Taxonomy Extension Label Linkbase Document
101.PRE**	XBRL Taxonomy Extension Presentation Linkbase Document

**	Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections.

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